EXHIBIT 10.20

                               LOAN OUT AGREEMENT
                        FOR EXECUTIVE PRODUCER SERVICERS
                                       OF
                                  RICHARD UNGAR

          AGREEMENT dated as of October 29, 1999 between Marvel Enterprises, Inc., a Delaware corporation (the "Company"); and Brentwood Television Funnies, Inc. (the "Lender") for the services of its employee, Richard Ungar (the "Producer").

          1. Services, employment and acceptance. The Company engages the Lender and Lender agrees to supply and make available to the Company, the services of the Producer to serve as Executive Producer on all television programs involving the Marvel characters during the term of this agreement, along with such other individuals as the Company may select as Executive Producers on such television programs, provided, that, if the Lender or the Producer shall be entitled to any fees as a result of the same, the Lender or the Executive, as the case may be, shall assign to the Company any such rights to such fees.

          2. Term. The term of the engagement provided for in Section 1 of this Agreement (the "Term") shall commence on October 25, 1999 and shall end on October 25, 2002 (the "Expiration Date"). The Term shall end earlier than the Expiration Date if sooner terminated pursuant to Section 4 of this Agreement. The Company and the Producer are parties to an employment agreement, dated the same date as this agreement, pursuant to which the Producer is to be employed by the Company as President of the Company's Marvel Characters Group (the "Employment Agreement"). If the term of the Producer's employment under the Employment Agreement (the "Employment Term") is extended to a date which is later than the Expiration Date, the Expiration Date shall be automatically postponed, and the Term shall be automatically extended, to the later date to which the Employment Term is extended.



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          3.  Compensation.  As  compensation  for all  services  to be rendered pursuant to this Agreement, the Company agrees to pay Lender during the Term a producer fee, payable bi-weekly in arrears, at the annual rate of $175,000. Lender shall be paid as a fully independent contractor and shall be solely responsible for any withholdings and deductions required by applicable law and regulations. The producer fee shall be reviewed no less frequently than annually by the Board of Directors and may be increased, but not decreased, by the Board of Directors. The producer fee as in effect from time to time is referred to in this Agreement as the "Producer Fee". If there ceases to be any television production by the Company during the Term, the Company shall continue to pay the Producer Fee to the Lender which shall, in such event, provide the services of Producer as a creative consultant to Company for the Company's other creative ventures.

         4.       Termination.

          4.1 Death. If the Producer shall die during the Term, the Term shall terminate immediately.

          4.2 Disability. If during the Term, the Producer shall become physically or mentally disabled, whether totally or partially, such that the Producer is unable to perform the Producer's principal services hereunder for
(i) a period of six consecutive months or (ii) for shorter periods aggregating six months during any twelve month period, the Company may at any time after the last day of the six consecutive months of disability or the day on which the shorter periods of disability shall have equaled an aggregate of six months, by written notice to the Producer (but before the Producer has recovered from such disability), terminate the Term.

          4.3 Cause. The Term may be terminated by the Company upon notice to the Lender upon the occurrence of any event constituting "Cause" as defined herein. As used herein, the term "Cause" means: (i) the Lender's or the Producer's willful and intentional failure or refusal to perform or observe any of their material duties, responsibilities or obligations set forth in this Agreement; provided, however, that the Company shall not be deemed to have Cause pursuant to this clause (i) unless the Company gives the Lender written notice that the specified conduct has occurred and making specific reference to this
Section 4.3(i) and the Lender or the Producer, as the case may be, fails to cure the conduct within thirty (30) days after the Lender's receipt of such notice;
(ii)  breach by the Lender or the  Producer  of any of their  obligations  under
Section 5 hereof; (iii) any willful and intentional acts of the Producer or the Executive involving fraud, theft, misappropriation of funds, embezzlement or material dishonesty affecting the Company or willful misconduct by the Lender or the Producer which has, or could reasonably be expected to have, a material adverse effect on the Company; or (iv) the Lender's or the Executive's conviction of, or plea of guilty or nolo contendre to, an offense which is a felony in the jurisdiction involved.

          4.4 Other Permitted Termination by the Company. The Term may be terminated by the Company at any time if the Employment Term is terminated by the Company as permitted by, and not in breach of, the Employment Agreement or if the Employment Agreement is terminated by the Executive for any reason.

          4.5 Permitted Termination by the Lender. (a) The Term may be terminated by the Lender upon notice to the Company of any event constituting "Good Reason" as defined herein. As used herein, the term "Good Reason" means the occurrence of any of the following, without the prior written consent of the
Lender: (i) assignment of the Producer to duties materially inconsistent with the Producer's position as described in Section 1.1 hereof; (ii) any material breach of this Agreement by the Company which is continuing; or (iii) the occurrence of a Third Party Change in Control (as defined in Section 4.6(d)) provided, however, that the Lender shall not be deemed to have Good Reason pursuant to clauses (i) and (ii) above unless the Lender gives the Company written notice that the specified conduct or event has occurred and making specific reference to this Section 4.5 and the Company fails to cure such conduct or event within thirty (30) days of receipt of such notice.

          (b) The Term may be terminated by the Lender at any time by giving the Company a notice of termination specifying a termination date no less than sixty
(60) days after the date the notice is given.

          (c) The Term may be terminated by the Lender at any time if the Employment Term is terminated by the Producer pursuant to Section 4.5(a) of the Employment Agreement.

          4.6  Termination  Fee. (a) If the Term is  terminated  (A) pursuant to
Section 4.1, 4.2 or 4.3 of this Agreement,(B) by the Lender other than pursuant to Section 4.5(a) of this Agreement, or (C) by the Company pursuant to Section
4.4 of this Agreement in connection with or following termination of the Employment Term under the circumstances described in clauses (A) or (B) or
Section 4.6(a) of the Employment Agreement, the Lender shall be entitled to receive its Producer Fee at the rate provided in Section 3 hereof to the date on which such termination shall take effect.




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          (b) Except as provided  in Section  4.6(c) of this  Agreement,  if the
Term is terminated (A) by the Lender pursuant to clauses (i) or (ii) of Section 4.5(a) of this Agreement, (B) by the Company other than pursuant to Section 4.1, 4.2, 4.3 or 4.4 of this Agreement, (C) by the Lender pursuant to Section 4.5(c) of this Agreement in connection with or following termination of the Employment Term under the circumstances described in clause (A) or (B) of Section 4.6(b) of the Employment Agreement, or (D) if the Employment Term expires as a result of the Company giving a Notice of Nonrenewal under the Employment Agreement, the Company shall continue thereafter to pay the Producer Fee to the Lender until the second anniversary of the date of termination. The Lender shall have no duty or obligation to mitigate the amounts or benefits required to be provided pursuant to this Section 4.6(b), nor shall any such amounts or benefits be reduced or offset by any other amounts to which Lender may become entitled;
provided,   that  if  the  Producer  becomes  employed  by  a  new  employer  or self-employed prior to the earlier of the Expiration Date or twelve (12) months after the date of termination, up to one-half of the Producer Fee payable to the Lender pursuant to this Section 4.6(b) shall be reduced by an amount equal to the amount earned from such employment with respect to that period (and the Lender shall be required to return to the Company, without interest, any amount by which such payments pursuant to Section this 4.6(b) exceed the Producer Fee to which the Executive is entitled after giving effect to that reduction). As a condition to the Lender receiving the payments under Section 4.6(b), the Lender agrees to cause the Producer to permit verification of his employment records and Federal income tax returns by an independent attorney or accountant, selected by the Company but reasonably acceptable to the Lender, who agrees to preserve the confidentiality of the information disclosed by the Producer except to the extent required to permit the Company to verify the amount received by the Producer from other active employment.

          (c) If the Term is terminated upon or following the occurrence of a Third Party Change in Control (as defined in Section 4.5(d)) or in contemplation of a Third Party Change in Control, and such termination is by the Lender pursuant to Section 4.5(a) of this Agreement, by the Company other than pursuant to Section 4.1, 4.2, 4.3 or 4.4 of this Agreement, by the Lender pursuant to
Section 4.5(c) of this Agreement in connection with or following termination of the Employment Term under the circumstances described in clause (A) or (B) of
Section 4.6(b) of the Employment Agreement, or occurs as a result of the Company giving a Notice of Nonrenewal under the Employment Agreement, the Company shall thereafter pay to the Producer an amount equal to two (2) times the then current Producer Fee.


          (d) For purposes of this Agreement, a Third Party Change in Control shall be deemed to have occurred if (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than an Excluded Person or Excluded Group (as defined below) (hereinafter, a "Third Party"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company, (ii) the Company is a party to any merger, consolidation or similar transaction as a result of which the shareholders of the Company immediately prior to such transaction beneficially own securities of the surviving entity representing less than fifty percent (50%) of the combined voting power of the surviving entity's outstanding securities entitled to vote in the election of directors of the surviving entity or (iii) all or substantially all of the assets of the Company are acquired by a Third Party. "Excluded Group" means a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that (i) includes one or more Excluded Persons; provided, that the voting power of the voting stock of the Company "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such Excluded Persons (without attribution to such Excluded Persons of the ownership by other members of the "group") represents a majority of the voting power of the voting stock "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such group or (ii) exists solely by virtue of the fact that the members of such group are parties to the Stockholders' Agreement, dated as of October 1, 1998, by and among the Company, Isaac Perlmutter, Avi Arad, Mark Dickstein, The Chase Manhattan Bank, Morgan Stanley & Co. Incorporated, Whippoorwill Associates Incorporated and various other stockholders of the Company, as that agreement may be amended from time to time (the "Stockholders Agreement"). "Excluded Person" means (i) while the Stockholders Agreement is in effect in substantially its current form, any person or entity who or which is a party to the Stockholders Agreement as of the Effective Date and any affiliate of such a party to the Stockholders Agreement who becomes a party to the Stockholders Agreement, and (ii) Isaac Perlmutter and Avi Arad or any of their affiliates.

         5.       Inventions and Patents.

          5.1 The Lender agrees that, except as provided in Section 5.2, all processes, technologies and inventions, including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by the Lender or the Producer during the Term or for one year thereafter (collectively, "Inventions") shall belong to the Company, provided, that such Inventions grew out of the Producer's work with the Company or any of its subsidiaries or affiliates, are related to the business
(commercial or experimental) of the Company or any of its subsidiaries or affiliates or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Lender shall promptly disclose such Inventions to the Company and shall, subject to reimbursement by the Company for all reasonable expenses incurred by the Lender or the Producer in connection therewith, (a) assign, and cause the Producer to assign, to the Company, without additional compensation, all patent and other rights to such Inventions for the United States and foreign countries; (b) sign, and cause the Producer to sign, all papers necessary to carry out the foregoing; and (c) cause the Producer to give testimony in support of the Producer's or the Lender's inventorship.

          5.2 The Company acknowledges that the Lender and the Producer may conceive, develop or invent Inventions in connection with the Producer's work on the Prior Projects and Other Permitted Activities. The Company agrees that it shall have no interest in any Inventions which relate primarily to the Prior Projects or Other Permitted Activities. Nothing contained herein shall be construed so as to grant the Company any interest whatsoever in any such Inventions or in any Inventions which were created prior to the Effective Date.

         6.       Intellectual Property.

          6.1 Except as provided in Section 5.2, the Company shall be the sole owner of all the products and proceeds of the Lender's and the Producer's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Lender or the Producer may acquire, obtain, develop or create in connection with and during the Term (collectively, "Intellectual Property"), free and clear of any claims by the Lender or the Producer (or anyone claiming under the Lender or Producer) of any kind or character whatsoever (other than the Lender's right to receive payments hereunder). The Lender shall, and shall cause the Producer to, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, title or interest in or to any such Intellectual Property.

          6.2 The Company acknowledges that the Lender and the Producer will acquire, obtain, develop and create Intellectual Property in connection with the Producer's work on the Prior Projects and Other Permitted Activities. The Company agrees that it shall have no right, title or interest in any Intellectual Property which was developed in connection with, or relates primarily to, the Prior Projects or Other Permitted Activities. Nothing contained herein shall be construed so as to grant the Company any right, title or interest whatsoever in any Intellectual Property which was created or acquired by the Executive prior to the Effective Date.

          7. Lender Representations. The Lender represents that it is a validly existing corporation and has the sole and exclusive right and authority to provide the services of the Producer to the Company as contemplated by this Agreement, and that the entering into and performance of this agreement by the Lender and the provision of services hereunder by the Producer and the acceptance thereof by the Company will not violate any law, rule, regulation, order, contract or agreement to which either the Lender or the Producer is a party or is bound or affected.

          8. Independent Contractors; No Joint Venture. The parties acknowledge and agree that the relationship between the Company and the Lender is that of independent contractors and not that of employer and employee. Nothing in this agreement is intended to create or will be deemed to create or constitute a joint venture or partnership between the Company and the Lender.

          9. Payroll Taxes. The Lender will be responsible for the payment of all withholding, payroll and other taxes payable in respect of the payments received by the Lender under this agreement and hereby agrees to indemnify and hold the Company harmless from any obligation or penalty arising from the failure to pay such taxes.

          10. Arbitration; Legal Fees. Any dispute or controversy arising out of or relating to this Agreement shall be resolved exclusively by arbitration in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment on the award may be entered in any court having jurisdiction thereof. The Company shall reimburse the Lender's reasonable costs and expenses incurred in connection with any arbitration proceeding pursuant to this Section 10 if the Lender (and, if the arbitration proceeding also relates to the Employment Agreement, the Executive) is the substantially prevailing party in that proceeding.

          11. Notices. All notices, requests, consents and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed first class, postage prepaid, by registered or certified mail (notices mailed shall be deemed to have been given on the date mailed), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

                  If to the Company, to:

                           Marvel Enterprises, Inc.
                           387 Park Avenue South
                           New York, New York 10016
                           Attention: President

                  If to the Lender, to:

                           Brentwood Television Funnies, Inc.
                           305 Dalehurst Avenue
                           Los Angeles, California 90024

         12.      General.

          12.1 This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in New York, without regard to the conflict of law principles of such state.

          12.2 The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          12.3 This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth. This Agreement expressly supersedes all agreements and understandings between the parties regarding the subject matter hereof and any such agreement is terminated as of the date first above written.

          12.4 This Agreement, and the Lender's rights and obligations hereunder, may not be assigned by the Lender. The Company may assign its rights, together with its obligations, hereunder (i) to any affiliate or (ii) to third parties in connection with any sale, transfer or other disposition of all or substantially all of its business or assets; in any event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by merger, consolidation or acquisition of all or substantially all of its business or assets.

          12.5 This Agreement may be amended, modified, superseded, canceled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          12.6 This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                                                    THE COMPANY:
                                                        MARVEL ENTERPRISES, INC.


                                                        /s/ F. Peter Cuneo
                                                  By: --------------------------
                                                            Name: F. Peter Cuneo
                                                        Title: President & Chief
                                                               Executive Officer


                                                                  THE LENDER:

                                              BRENTWOOD TELEVISION FUNNIES, INC.


                                                        /s/ Richard Ungar
                                                 By: --------------------------
                                                           Name:  Richard Ungar
                                                           Title:

                                  Ratification

The undersigned, Richard Ungar, hereby consents to the terms and conditions of, and agrees to perform all of the duties, obligations and services required of the Producer under the foregoing agreement. In addition, the undersigned unconditionally guarantees the payment of any obligations by the Lender to the Company arising under or by virtue of the provisions of Section 9 of the foregoing Agreement. The undersigned further agrees to look solely to the Lender and not to the Company for all compensation and benefits to which he may be entitled under the Agreement for performing the duties, obligations and services required therein.

                                                /s/ Richard Ungar
                                               -----------------------------
                                                      Richard Ungar